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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) July 22, 2010


            First Trust/Four Corners Senior Floating Rate Income Fund
             (Exact Name of Registrant as Specified in its Charter)



       Massachusetts                   811-21344                  80-6022558
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


   120 East Liberty Drive, Suite 400
           Wheaton, Illinois                                        60187
(Address of Principal Executive Offices)                          (Zip Code)


      Registrant's telephone number, including area code   (630) 765-8000


       ___________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events.

     On July 22, 2010 First Trust/Four Corners Senior Floating Rate Income Fund (NYSE Amex: FCM), a diversified closed-end management investment company ("FCM" or the "Fund"), announced that the Board of Trustees of the Fund approved and adopted a Plan of Termination, Liquidation and Dissolution (the "Plan") which will result in the termination of FCM in accordance with the laws of the Commonwealth of Massachusetts and the Declaration of Trust of FCM dated as of August 8, 2003. As a result of adopting the Plan, the Fund will begin to wind up its affairs and will no longer seek to attain its investment objectives.

     Once the assets of FCM have been liquidated, FCM will establish and will provide notice of a "Record Date," i.e., the date on which shares of FCM shall cease trading on the NYSE Amex, the transfer books of FCM will close and all certificates representing FCM shares will be deemed canceled. Holders of record of shares of FCM at the close of business on the Record Date shall be entitled to a distribution of their allocable portion of the trust property of FCM in accordance with the Plan. The Fund expects to make the first and final liquidating distribution in approximately 90 days to holders of record on the Record Date.

     First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") is filing herewith a press release issued on July 22, 2010, as Exhibit 99.2. The press release was issued on July 22, 2010 by the Fund to report that the Board of Trustees of the Fund approved and adopted a Plan of Termination, Liquidation and Dissolution which will result in the termination of the Fund.


Item 9.01         Financial Statements and Exhibits.

           (d)    Exhibits

           Exhibit Number:  Title:

              2.1 Plan of Termination, Liquidation and Dissolution of First Trust/Four Corners Senior Floating
                            Rate Income Fund dated July 21, 2010.

              99.1          Notice of Termination sent to Shareholders.

              99.2 Press release of First Trust/Four Corners Senior Floating Rate Income Fund issued July 22, 2010.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2010             FIRST TRUST/FOUR CORNERS SENIOR FLOATING
                                    RATE INCOME FUND

                                 By:    /s/ W. Scott Jardine
                                        ----------------------------------
                                 Name:   W. Scott Jardine
                                 Title:  Secretary





                                  EXHIBIT INDEX
        Exhibit
        Number        Description

            2.1 Plan of Termination, Liquidation and Dissolution of First Trust/Four Corners Senior Floating
                          Rate Income Fund dated July 21, 2010.

            99.1          Notice of Termination sent to Shareholders.

            99.2 Press release of First Trust/Four Corners Senior Floating Rate Income Fund issued July 22, 2010.